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Scudder Large Company Growth Fund

Classes A, B, C and I

Semiannual Report

January 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Large Company Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	SGGAX	460965-692
Class B	SGGBX	460965-684
Class C	SGGCX	460965-676
Class I	N/A	460965-668

Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary January 31, 2002

Annual Average Total Returns (Unadjusted for Sales Charge)
Scudder Large Company Growth Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A(a)	-8.73%	-25.87%	-8.37%	6.00%	9.19%
Class B(a)	-9.10%	-26.43%	-9.11%	5.16%	8.32%
Class C(a)	-9.06%	-26.38%	-9.08%	5.19%	8.34%
Russell 1000 Growth Index+	-6.51%	-26.88%	-8.63%	6.43%	10.86%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 1/31/02	$ 24.78	$ 24.58	$ 24.59
7/31/01	$ 27.15	$ 27.04	$ 27.04

Class A Lipper Rankings* - Large-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	392	of	833	48

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

(a) On December 29, 2000 the fund began offering additional classes of shares, namely the Class B and C shares. In addition, Class R shares were redesignated as Class A. Returns shown for Class A shares from 8/2/99 to 12/29/00 reflect Class R performance. Returns shown for Class A prior to 8/2/99 and prior to 12/29/00 for Class B and C shares are derived from the historical performance of Class S shares of the Scudder Large Company Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Large Company Growth Fund - Class A -- Russell 1000 Growth Index+

Yearly periods ended January 31

Comparative Results (Adjusted for Sales Charge)
Scudder Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$6,986	$7,250	$12,616	$22,702
	Average annual total return	-30.14%	-10.16%	4.76%	8.54%
Class B(c)	Growth of $10,000	$7,136	$7,365	$12,758	$22,230
	Average annual total return	-28.64%	-9.69%	4.99%	8.32%
Class C(c)	Growth of $10,000	$7,362	$7,515	$12,876	$22,289
	Average annual total return	-26.38%	-9.08%	5.19%	8.34%
Russell 1000 Growth Index+	Growth of $10,000	$7,312	$7,627	$13,658	$28,034
	Average annual total return	-26.88%	-8.63%	6.43%	10.86%

The growth of $10,000 is cumulative.

(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
(c) On December 29, 2000, the fund began offering an additional three classes of shares, namely the Class B, C and I shares. In addition, Class R shares were redesignated as Class A. Returns shown for Class A shares from 8/2/99 to 12/29/00 reflect Class R performance adjusted for the maximum sales charge. Returns prior to 8/2/99 for Class A shares, and prior to 12/29/00 for Class B and Class C shares, are from the historical performance of Class S shares of Scudder Large Company Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales changes. If sales changes had been included, results might have been less favorable. Rankings are for Class A shares; rankings for share classes may vary.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Unexpectedly, the economy managed a tiny bit of positive growth during the final quarter of 2001. Consumers led the way, snapping up bargains in auto showrooms and putting lots of new electronics under the Christmas tree. Now the questions everyone's asking are: Is the recession already over? And what kind of a recovery will there be?

With Japan lingering in recession and Europe still in the doldrums, it will almost certainly fall to the United States to lead the way forward. Even if it turns out that the recession is already over, a variety of factors suggest that the recovery will be less than robust.

What are they? A country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economic recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending is jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 1/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus may have already nudged the economy out of recession, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - saw the recovery before most economists and rebounded sharply during the final three months of 2001. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism. Markets lost steam in early January, however, as they began to focus on poor corporate accounting and tried to assess whether a slow recovery would be really beneficial to corporate profits. Firmer evidence of robust profits will probably be needed before the equity markets can mount a sustained advance. That may not be available until later this year.

Zurich Scudder Investments, Inc.
Economics Group

February 5, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of February 5, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Large Company Growth Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Large Company Growth Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Jesse Stuart joined the Advisor in 1996 and the fund team in 2000. Mr. Stuart has over five years of investment industry experience.

Portfolio Manager William F. Gadsden joined the Advisor in 1983 and the fund team in 2002. Mr. Gadsden began his investment career in 1981.

In the following Portfolio Management Review, Lead Portfolio Manager Jesse Stuart discusses market conditions and Scudder Large Company Growth Fund's investment strategy during the past six months.

Q: The market was quite volatile over the last six months. Will you discuss what impact this environment had on the fund's performance?

A: The stock market suffered through a deep decline and wild jolts of volatility over the last six months. At the start of the reporting period - August 1, 2001 - stocks were struggling, and we were already in the midst of a recession. The terrorist attacks that took place in September caused the markets and the economy to plummet even further. Nearly every type of stock lost considerable ground, but large growth stocks - such as those in which the fund invests - underperformed their large value counterparts. By the end of 2001, investors began to regain confidence, and the stock market rallied in November and December, enabling many stocks - particularly growth stocks - to make up ground lost in the wake of September 11. Despite this uptick in confidence, the markets were still down considerably as of January 31, 2002, the end of this reporting period. Leading economic indicators, however, give us optimism that we'll begin to see some economic improvement in 2002. To prepare for that we've been looking for opportunities to add stocks throughout the portfolio that would likely be early beneficiaries of an improving economic cycle.

The fund, like the broad market, lost ground over the past six months. Class A shares (unadjusted for sales charges) declined 8.73 percent. The Russell 1000 Growth Index, the fund's benchmark which measures the performance of large companies with greater-than-average growth orientation compared with the overall market, declined 6.51 percent for the same time period.

Q: Will you explain the reasons for the fund's relative underperformance?

A: We attribute the fund's underperformance compared with the Russell 1000 Growth Index to two primary factors.

1. A poorly performing financial stock in the portfolio. Although most of the fund's financial stocks posted positive performance, one stock that we owned - Providian Financial - declined dramatically. It was the biggest detractor from overall performance in the period. Providian is a consumer lending and credit card company. When we purchased Providian, it met all of the fund's investment criteria. We held on to the stock because we believed that when the economy began to bounce back, Providian would be poised for rapid growth as consumers increased their spending. Although the company met our investment parameters when we bought it, we later uncovered management and accounting problems that were not evident earlier. When this information surfaced, we liquidated our position. We never like to take losses for the fund but we were somewhat heartened that after we exited the stock it continued to decline.

2. A defensive and underweight position in technology. At the start of the period, the fund held a smaller (underweight) position in technology than its benchmark. We also held a diversified collection of technology companies that we believed could hold up better in the slowing economy - "defensive" stocks. We had reduced the fund's position in some of the more economically sensitive stocks, which had been among the highest valued during the technology boom of 1999 and early 2000. Although we still had confidence in these companies over the long term, we believed that they were likely to decline in the short run. The fund's conservative technology position helped relative performance as the market plummeted in the wake of the September 11 attacks. In October, we believed that many tech stocks were at or near their lows. We also believed that the terrorist attacks accelerated the economy's decline and therefore its impending recovery. With renewed optimism, we began to restructure our tech position by adding to economically sensitive stocks with the strongest long-term growth potential. But before we were able to complete this restructuring, technology rallied strongly in November and December, and our underweight position caused us to lose ground against the benchmark.

Q: Which sectors or stocks enhanced fund performance?

A: The fund's performance relative to the Russell 1000 Growth Index was helped this period primarily by staying away from poor performing stocks that are part of the index and good stock picking in health care. Tenet Healthcare, a hospital management firm, and Baxter International, a medical device and hospital supply company, were strong contributors to performance. We're enthusiastic about this sector as we believe the aging of the baby boomers will surely drive long-term growth in demand for health care and technological innovation is likely to accelerate the pace of new product development and introduction.

Q: How do you choose investments for the fund?

A: Rather than focusing on trends in the economy and financial markets, we look for trends at individual companies. We're what you call "bottom-up" investors, and we look for companies with above-average growth in earnings, strong competitive positioning, attractive stock prices relative to growth potential, sound financial strength, and effective management. We want to know if a company will be able to sustain strong earnings growth, irrespective of any short-term noise that is moving its stock price. We will sell a stock when its earnings growth appears less promising, when its price fully reflects its growth potential, or when we believe other investments offer better opportunities.

Q: How is the fund positioned across market sectors?

A: We are committed to controlling risk through diversification among market sectors. (A sector-neutral fund would mimic the exact weightings of each market sector in its benchmark.) We generally aim to keep the fund's sector weightings within plus or minus 5 percent of each sector of its benchmark - the Russell 1000 Growth Index. This disciplined diversification keeps us from trying to guess the next hot sector. It also helps ensure that the fund will be well positioned to capture gains and minimize losses during bouts of extreme volatility, such as those we witnessed this period.

However, our ability to underweight or overweight a sector relative to the benchmark - even by just 5 percent - can make a meaningful difference. For instance, our underweight position in pharmaceuticals was an advantage during the period as those stocks struggled. At the same time, our underweight position in technology stocks hindered performance. But when it comes down to it, we believe the most important component is our stock selection. Investing in less or more of a particular sector has its advantages, but if the stocks you're holding in that sector don't perform, you're at a disadvantage. This was made very clear by our investment in Providian this period.

Q: What is your outlook for 2002?

A: We believe that the economy will begin to recover in 2002. We've already seen promising leading economic indicators to substantiate our expectations. The challenge for investors will be in determining which companies will be among the first to translate positive economic news into stronger revenues and corporate profits.

Although we believe daily volatility is likely to remain high, we feel that good companies with strong fundamentals - which exemplify the types of stocks in which we invest - will ultimately outperform the market. Despite the challenges that have emerged in the past year, we will continue to manage this fund by investing only in the companies that we believe will deliver earnings on or ahead of expectations. We believe that our disciplined approach to investing will lead to superior long-term investment results for the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary January 31, 2002

Asset Allocation	1/31/02	7/31/01

Common Stocks	99%	93%
Cash Equivalents	1%	7%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/02	7/31/01

Technology	29%	26%
Health	23%	21%
Financial	11%	12%
Consumer Discretionary	9%	8%
Media	8%	12%
Manufacturing	7%	8%
Consumer Staples	5%	6%
Service Industries	3%	3%
Communications	2%	2%
Other	3%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2002 (38.5% of Portfolio)
1. Microsoft Corp. Developer of computer software	6.2%
2. Pfizer, Inc. Manufacturer of prescription pharmaceutical and non prescription self-medications	5.0%
3. Johnson & Johnson Provider of health care products	4.9%
4. General Electric Co. Manufacturer and developer of products involved in the utilization of electricity	4.7%
5. International Business Machines Corp. Manufacturer of computers and servicer of information processing units	3.7%
6. Home Depot, Inc. Operator of building material and home improvement stores	3.3%
7. Wal-Mart Stores, Inc. Operator of discount stores	3.3%
8. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.5%
9. Colgate-Palmolive Co. Manufacturer of household and personal care products	2.5%
10. Electronic Data System Corp. Provider of information technology systems	2.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 98.6%
Communications 1.8%
Telephone/Communications
Lucent Technologies, Inc.	1,054,900	6,899,046
WorldCom, Inc.*	705,900	7,094,295
		13,993,341
Consumer Discretionary 8.5%
Department & Chain Stores 7.8%
Home Depot, Inc.	548,675	27,483,131
Target Corp.	232,600	10,329,766
Wal-Mart Stores, Inc.	453,200	27,182,936
		64,995,833
Specialty Retail 0.7%
Staples, Inc.*	316,500	5,766,630
Consumer Staples 5.0%
Food & Beverage 2.5%
PepsiCo, Inc.	418,140	20,944,633
Package Goods/Cosmetics 2.5%
Colgate-Palmolive Co.	357,250	20,416,838
Durables 1.2%
Aerospace
United Technologies Corp.	148,700	10,220,151
Energy 1.3%
Oilfield Services/Equipment
Nabors Industries, Inc.*	355,800	11,140,098
Financial 10.4%
Banks 3.3%
Fifth Third Bancorp.	229,400	14,509,550
State Street Corp.	248,000	13,337,440
		27,846,990
Consumer Finance 2.8%
Citigroup, Inc.	265,200	12,570,480
Household International, Inc.	202,600	10,381,224
		22,951,704
Insurance 2.2%
American International Group, Inc.	245,537	18,206,569
Other Financial Companies 2.1%
Freddie Mac	121,900	8,181,928
Lehman Brothers Holdings, Inc.	148,300	9,605,391
		17,787,319
Health 23.1%
Biotechnology 3.0%
Amgen, Inc.*	255,000	14,152,500
Genentech, Inc.*	214,400	10,602,080
		24,754,580
Health Industry Services 2.3%
Laboratory Corp. of America Holdings*	118,700	9,662,180
McKesson Corp.	241,200	9,286,200
		18,948,380
Hospital Management 2.9%
HCA, Inc.	307,400	13,064,500
Tenet Healthcare Corp.*	175,200	11,176,008
		24,240,508
Medical Supply & Specialty 8.3%
Baxter International, Inc.	251,200	14,024,496
Johnson & Johnson	703,806	40,475,883
Medtronic, Inc.	298,800	14,721,876
		69,222,255
Pharmaceuticals 6.6%
Eli Lilly & Co.	181,400	13,623,140
Pfizer, Inc.	997,137	41,550,699
		55,173,839
Manufacturing 7.1%
Diversified Manufacturing 6.2%
General Electric Co.	1,045,250	38,831,038
Tyco International Ltd. (New)	371,600	13,061,740
		51,892,778
Machinery/Components/Controls 0.9%
Johnson Controls, Inc.	82,300	6,918,138
Media 8.0%
Advertising 1.6%
Omnicom Group, Inc.	152,450	13,319,557
Broadcasting & Entertainment 5.0%
AOL Time Warner, Inc.*	635,450	16,718,690
Clear Channel Communications, Inc.*	269,700	12,416,988
Viacom, Inc. "B"*	319,850	12,790,802
		41,926,480
Cable Television 1.4%
Comcast Corp. "A"*	317,500	11,280,775
Service Industries 3.4%
EDP Services 2.4%
Electronic Data Systems Corp.	319,600	20,010,156
Miscellaneous Commercial Services 1.0%
Concord EFS, Inc.*	129,700	3,780,755
Paychex, Inc.	131,800	4,837,060
		8,617,815
Technology 28.8%
Computer Software 11.2%
Adobe Systems, Inc.	348,000	11,727,596
Amdocs Ltd.*	285,400	10,345,750
BEA Systems, Inc.*	485,400	8,800,302
Microsoft Corp.*	804,650	51,264,252
PeopleSoft, Inc.*	330,700	10,744,443
		92,882,343
Diverse Electronic Products 2.8%
Applied Materials, Inc.*	434,280	18,956,322
Molex, Inc.	138,100	4,218,955
		23,175,277
EDP Peripherals 1.5%
EMC Corp.*	736,600	12,080,240
Electronic Components/Distributors 3.3%
Analog Devices, Inc.*	184,900	8,098,620
Cisco Systems, Inc.*	962,090	19,049,382
		27,148,002
Electronic Data Processing 3.7%
International Business Machines Corp.	287,600	31,029,164
Semiconductors 6.3%
Intel Corp.	551,360	19,319,654
Linear Technology Corp.	276,460	11,437,150
Micron Technology, Inc.*	256,100	8,643,375
Xilinx, Inc.*	306,800	13,299,780
		52,699,959
Total Common Stocks (Cost $674,072,189)		819,590,352

Cash Equivalents 1.4%
Zurich Scudder Cash Management QP Trust, 1.93% (b) (Cost $11,708,273)	11,708,273	11,708,273
Total Investment Portfolio - 100.0% (Cost $685,780,462) (a)		831,298,625

* Non-income producing security.
(a) The cost for federal income tax purposes was $691,141,389. At January 31, 2002, net unrealized appreciation for all securities based on tax cost was $140,157,236. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $178,537,032 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $38,379,796.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $685,780,462)	$ 831,298,625
Cash	10,000
Foreign currency at value (cost $68,817)	66,615
Receivable for investments sold	11,581,677
Dividends receivable	143,086
Interest receivable	18,288
Receivable for Fund shares sold	880,305
Foreign taxes recoverable	16,426
Total assets	844,015,022

Liabilities
Payable for investments purchased	7,853,331
Payable for Fund shares redeemed	1,285,237
Accrued management fee	472,179
Other accrued expenses and payables	254,405
Total liabilities	9,865,152
Net assets, at value	$ 834,149,870
Net Assets
Net assets consist of: Accumulated net investment loss	(1,269,461)
Net unrealized appreciation (depreciation) on: Investments	145,518,163
Foreign currency related transactions	(2,907)
Accumulated net realized gain (loss)	(290,429,946)
Paid-in capital	980,334,021
Net assets, at value	$ 834,149,870

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($8,708,713 / 349,289 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.93
Class S Net Asset Value, offering and redemption price per share ($757,687,084 / 30,386,514 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.93
Class A Net Asset Value and redemption price per share ($64,317,819 / 2,595,476 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.78
Maximum offering price per share (100 / 94.25 of $24.78)	$ 26.29
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($2,120,923 / 86,282 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 24.58
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($1,314,376 / 53,444 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 24.59
Class I Net Asset Value, offering and redemption price per share ($955 / 38.35 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.90

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,687)	$ 2,738,862
Interest	466,650
Total Income	3,205,512
Expenses: Management fee	3,036,288
Administrative fee	1,310,202
Distribution service fees	93,810
Trustees' fees and expenses	12,370
Other	22,303
Total expenses	4,474,973
Net investment income (loss)	(1,269,461)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(54,990,187)
Foreign currency related transactions	(29,165)
(55,019,352)
Net unrealized appreciation (depreciation) during the period on: Investments	(26,671,423)
Foreign currency related transactions	(2,536)
(26,673,959)
Net gain (loss) on investment transactions	(81,693,311)
Net increase (decrease) in net assets resulting from operations	$ (82,962,772)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2002 (Unaudited)	Year Ended January 31, 2001
Operations: Net investment income (loss)	$ (1,269,461)	$ (3,819,249)
Net realized gain (loss) on investment transactions	(55,019,352)	(233,182,012)
Net unrealized appreciation (depreciation) on investment transactions during the period	(26,673,959)	(293,417,166)
Net increase (decrease) in net assets resulting from operations	(82,962,772)	(530,418,427)
Distributions to shareholders from:
Net realized gains: Class AARP	-	(289,012)
Class S	-	(36,709,497)
Class A	-	(2,084,447)
Fund share transactions: Proceeds from shares sold	116,503,231	629,354,488
Reinvestment of distributions	-	35,603,486
Cost of shares redeemed	(154,629,342)	(613,507,005)
Net increase (decrease) in net assets from Fund share transactions	(38,126,111)	51,450,969
Increase (decrease) in net assets	(121,088,883)	(518,050,414)
Net assets at beginning of period	955,238,753	1,473,289,167
Net assets at end of period (including accumulated net investment loss of $1,269,461 at January 31, 2002)	$ 834,149,870	$ 955,238,753

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A(a)

	2002[b]	2001[c]	2000[d]
Selected per share data
Net asset value, beginning of period	$ 27.15	$ 42.37	$ 33.27
Income (loss) from investment operations: Net investment income (loss)[e]	(.07)	(.11)	(.29)
Net realized and unrealized gain (loss) on investment transactions	(2.30)	(14.08)	9.98
Total from investment operations	(2.37)	(14.19)	9.69
Less distributions from:
Net realized gains on investment transactions	-	(1.03)	(.59)
Net asset value, end of period	$ 24.78	$ 27.15	$ 42.37
Total Return (%)[f]	(8.73)**	(33.95)	29.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	68	58
Ratio of expenses before expense reductions (%)	1.28*	1.32[g]	1.43h*
Ratio of expenses after expense reductions (%)	1.28*	1.32[g]	1.42h*
Ratio of net investment income (loss) (%)	(.54)*	(.55)	(.74)*
Portfolio turnover rate (%)	58*	87	56*

a On December 29, 2000, Class R Shares were redesignated as Class A shares.
b For the six months ended January 31, 2002 (Unaudited).
c For the year ended July 31, 2001.
d For the period August 2, 1999 (commencement of Class R Shares) to July 31, 2000.
e Based on average shares outstanding during the period.
f Total return does not reflect the effect of any sales charge.
g The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.34% and 1.34%, respectively.
h The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.37% and 1.37%, respectively.
* Annualized
** Not annualized

Class B

	2002[a]	2001[b]
Selected per share data
Net asset value, beginning of period	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.17)	(.24)
Net realized and unrealized gain (loss) on investment transactions	(2.29)	(5.72)
Total from investment operations	(2.46)	(5.96)
Net asset value, end of period	$ 24.58	$ 27.04
Total Return (%)[d]	(9.10)**	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1
Ratio of expenses (%)	2.09*	2.13*
Ratio of net investment income (loss) (%)	(1.35)*	(1.38)*
Portfolio turnover rate (%)	58*	87

a For the six months ended January 31, 2002 (Unaudited).
b For the period December 29, 2000 (commencement of sales of Class B shares) to July 31, 2001.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class C

	2002[a]	2001[b]
Selected per share data
Net asset value, beginning of period	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.16)	(.23)
Net realized and unrealized gain (loss) on investment transactions	(2.29)	(5.73)
Total from investment operations	(2.45)	(5.96)
Net asset value, end of period	$ 24.59	$ 27.04
Total Return (%)[d]	(9.06)**	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1
Ratio of expenses (%)	2.06*	2.10*
Ratio of net investment income (loss) (%)	(1.32)*	(1.35)*
Portfolio turnover rate (%)	58*	87

a For the six months ended January 31, 2002 (Unaudited).
b For the period December 29, 2000 (commencement of sales of Class C shares) to July 31, 2001.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class I

	2002[a]	2001[b]
Selected per share data
Net asset value, beginning of period	$ 27.23	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	(2.31)	(5.75)
Total from investment operations	(2.33)	(5.77)
Net asset value, end of period	$ 24.90	$ 27.23
Total Return (%)	(8.56)**	(17.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.001	.001
Ratio of expenses (%)	.81*	.85*
Ratio of net investment income (loss) (%)	(.07)*	(.10)*
Portfolio turnover rate (%)	58*	87

a For the six months ended January 31, 2002 (Unaudited).
b For the period December 29, 2000 (commencement of sales of Class I shares) to July 31, 2001.
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Large Company Growth Fund (the "Fund") is a diversified series of the Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fee and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment transactions.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions was required.

At July 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $8,462,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2009, the expiration date, whichever occurs first.

In addition, from November 1, 2000 through July 31, 2001, the Fund incurred approximately $219,200,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $245,058,612 and $239,441,547, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.70% of the first $1,500,000,000 of the Fund's average daily net assets, 0.65% of the next $500,000,000 of such net assets and 0.60% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended January 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.70% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the fund's investment management agreements with ZSI under the Investment Company Act of 1940 and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the fund's shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375%, 0.35% and 0.10% of daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2002
Class AARP	$ 13,257	$ 2,243
Class S	1,186,976	188,284
Class A	105,288	19,867
Class B	2,894	687
Class C	1,786	396
Class I	1	-
	$ 1,310,202	$ 211,477

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2002
Class B	$ 5,788	$ 1,374
Class C	3,826	849
	$ 9,614	$ 2,223

In addition, SDI also provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based on assets of shareholder accounts the firms service. For the six months ended January 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2002
Class A	$ 80,991	$ 33,567
Class B	1,930	-
Class C	1,275	-
	$ 84,196	$ 33,567

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2002 aggregated $3,547.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2002, the CDSC for Class B and C shares aggregated $2,250 and $126, respectively.

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended January 31, 2002, totaled $466,650 and are reflected as interest income on the statement of operations.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2002 (Unaudited)		Year Ended July 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	58,579	$ 1,477,928	705,727*	$ 25,323,615*
Class S	4,039,449	99,647,378	13,825,303	471,526,641
Class A	529,139	13,183,196	3,871,691**	130,335,079**
Class B	56,365	1,410,510	42,242+	1,222,464+
Class C	31,418	784,046	34,213+	945,689+
Class I	8	173	30+	1,000+
		$ 116,503,231		$ 629,354,488
Shares issued to shareholders in reinvestment of distributions
Class AARP	-	$ -	8,204*	$ 274,939*
Class S	-	-	991,870	33,247,466
Class A	-	-	62,289**	2,081,081**
		$ -		$ 35,603,486
Shares redeemed
Class AARP	(92,240)	$ (2,232,319)	(330,981)*	$ (11,763,641)*
Class S	(5,712,766)	(140,913,602)	(16,094,445)	(510,399,168)
Class A	(442,068)	(11,038,307)	(2,789,626)**	(91,152,797)**
Class B	(11,064)	(277,362)	(1,261)+	(35,864)+
Class C	(6,781)	(167,752)	(5,406)+	(155,535)+
Class I	-	-	-	-
		$ (154,629,342)		$ (613,507,005)
Net increase (decrease)
Class AARP	(33,661)	$ (754,391)	382,950*	$ 13,834,913*
Class S	(1,673,317)	(41,266,224)	(1,277,272)	(5,625,061)
Class A	87,071	2,144,889	1,144,354**	41,263,363**
Class B	45,301	1,133,148	40,981+	1,186,600+
Class C	24,637	616,294	28,807+	790,154+
Class I	8	173	30+	1,000+
		$ (38,126,111)		$ 51,450,969

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
** On December 29, 2000, Class R Shares of the Fund were redesignated as Class A shares.
+ For the period from December 29, 2000 (commencement of sales of Class B, Class C and Class I shares) to July 31, 2001.

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended January 31, 2002, the Fund received no credits.

F. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Trustees and Officers

Linda C. Coughlin*
President and Trustee
Henry P. Becton, Jr.
Trustee; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Trustee; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Trustee; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Trustee; Consultant
Jean C. Tempel
Trustee; Managing Director, First Light Capital, LLC
Steven Zaleznick
Trustee; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
William F. Gadsden*
Vice President
William F. Glavin, Jr.*
Vice President
Kathleen T. Millard*
Vice President
James E. Masur*
Vice President
Gary A. Langbaum*
Vice President
Howard S. Schneider*
Vice President
Robert D. Tymoczko*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
Gary L. French*
Treasurer
John R. Hebble*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Thomas Lally*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:

Zurich Scudder Investments, Attention: Correspondence - Chicago,

P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Performance Summary January 31, 2002

Average Annual Total Returns*
	6- Month	1-Year	Life of Class**
Scudder Large Company Growth Fund - Class I Shares	-8.56%	-25.54%	-22.78%
Russell 1000 Growth Index+	-6.51%	-26.88%	-20.33%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Large Company Growth Fund - Class I Shares -- Russell 1000 Growth Index+

Quarterly periods ended January 31

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on December 29, 2000. Index comparisons begin December 31, 2000.
+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Zurich Scudder Investments

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Large Company Growth Fund prospectus and the 2001 Annual Report for Scudder Large Company Growth Fund.

(SLCG-2I)